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                                                                   EXHIBIT 10.13

                              MODIFICATION NO. 2-A
                       TO THE PURCHASE AND SALE CONTRACT
                              MADE BY AND BETWEEN
                   GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.
                                      AND
                           SIEMENS AKTIENGESELLSCHAFT
                      (HEREIN REPRESENTED BY SIEMENS S.A.)
                               on May 30TH, 1997
                               -----------------


We, GLOBAL TELECOMMUNICATIONS OPERATIONS, INC., a corporation organized and existing under the laws of the British Virgin Islands, according to Registry No. 170407 for International Business Companies of such jurisdiction, (hereinafter referred to as "COMPANY"), represented by Felipe Garcia Echeverri, of age, domiciled at Santafe de Bogota, D.E., identified as appears next to his signature, acting as attorney-in-fact, according to special power of attorney, on the one part, and Siemens S.A., a Colombian corporation, registered in the Chamber of Commerce of Bogota under Merchantile Registry No. 003.206, acting herein as representative of SIEMENS AKTIENGESELLSCHAFT, a corporation duly organized and existing under the laws of the Republic of Germany, domiciled at Berlin and Munich, whose representation is evidenced by the Commercial Agency and Exclusive Representation Certificate, issued by the Chamber of Commerce of Bogota (hereinafter referred to as "CONTRACTOR"), separately represented by Rodolfo Prada Serrano, of age, domiciled at Santafe de Bogota, D.E., identified as it appears next to his signature, acting as Commercial and Administrative Vice-president of Siemens S.A., and Alberto Gomez del Corral, of age, domiciled at Santafe de Bogota, D.E., identified as it appears next to his signature, acting as Vice-president (Substitute) of Telecommunications, have entered into this Modification No. 2 of the Purchase and Sale Contract subscribed by and between the above parties as of May 30th, 1997 (hereinafter referred to as "CONTRACT"). This Modification No. 2 consists of the following clauses:
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FIRST CLAUSE. GUARANTEE. The COMPANY grants CONTRACTOR, as a guarantee for the compliance of its obligations under this Contract, a Civil Pledge with Possession of the leasing fees. This right was granted to the COMPANY under the International Leasing Contract, entered into GLOBAL TELECOMMUNICATIONS OPERATIONS INC. and UNITEL S.A.EMPRESA DE SERVICIOS PUBLICOS as of July 28th, 1997. This Civil Pledge with Possession is additional to the Civil Pledge With Possession granted to CONTRACTOR by means of Modification No.1 of the CONTRACT entered as of July 28th, 1997, which is still in effect.

SECOND CLAUSE. DOCUMENTS OF THE CONTRACT. The following documents are integral part of this Modification No. 2 to the CONTRACT:
1) Contract of Civil Pledge with Possession entered into the COMPANY and the CONTRACTOR on July 28th, 1997. 2) Modification No. 1 to the Contract of Civil Pledge With Possession referred to in 1), entered into the COMPANY and the CONTRACTOR as of October 15th, 1997. And 3) Original International Leasing Contract referred to in the FIRST CLAUSE of this Modification No. 2 of the CONTRACT.

In witness whereof it is signed in Bogota, on October 17th, 1997.


GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.


___________________________________
Felipe Garcia Echeverri
C.C. 80.409.281, issued in Usaquen
(Attorney-in-fact)
(signature)
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SIEMENS AKTIENGESELLSCHAFT
Represented by
SIEMENS SOCIEDAD ANONIMA


______________________________
Rodolfo Prada Serrano
Commercial and Administrative Vice-president


______________________________
Alberto Gomez del Corral
Vice-president of Telecommunications (Substitute)

NOEMI MORENO ALBA, Notary Public No. 10 of Panama, bearer of Identification Document No. 7-37-78 CERTIFIES: That the signature of Felipe Garcia Echeverri
                                                      -------------------------
has been acknowledged as his and therefore it is a true signature.
Panama, October 29th, 1997
        ------------------

Witness                       Witness
(signature)                   (signature)
NOHEMI MORENO ALBA
Notary Public No. 10
(signature and seal)